Exhibit 99.1

REDEMPTION ELECTION FORM

PURSUANT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF PMV CONSUMER ACQUISITION CORP. (THE “COMPANY”)

Name(s) and Addresses of Registered Holder(s) (If there is any error in the name or address shown below, please make the necessary corrections)	Certificate Number(s)/Security Listing Number(s)	Number of Shares
(If additional space is needed, attach a signed schedule to this document)

TOTAL SHARES

THE SHARES OF CLASS A COMMON STOCK HAVE BEEN CALLED FOR REDEMPTION BY THE COMPANY IN ACCORDANCE WITH THE TERMS OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION (THE “CHARTER”) AND WILL BE CANCELLED ON DECEMBER 19, 2022 (THE “REDEMPTION DATE”) WITHOUT REGARD TO THE SURRENDER OF SAID STOCK OR ANY ACTION TAKEN BY THE HOLDERS OF SAID STOCK.

THE INSTRUCTIONS ACCOMPANYING THIS REDEMPTION ELECTION FORM SHOULD BE READ CAREFULLY BEFORE THIS REDEMPTION ELECTION FORM IS COMPLETED. THIS REDEMPTION ELECTION FORM IS REQUIRED ONLY IF YOU ELECT THE STOCK ELECTION. IF YOU DO NOT ELECT THE STOCK ELECTION, YOU WILL AUTOMATICALLY RECEIVE YOUR PRO RATA SHARE OF THE CASH HELD IN THE COMPANY’S IPO TRUST ACCOUNT IN ACCORDANCE WITH THE TERMS OF THE CHARTER.

NO FRACTIONAL SHARES OF THE COMPANY’S CLASS C COMMON STOCK WILL BE DELIVERED UPON REDEMPTION. INSTEAD, AS DETERMINED BY THE COMPANY IN ITS DISCRETION, FOR ANY FRACTIONAL SHARE OF CLASS C COMMON STOCK THAT YOU MIGHT OTHERWISE HAVE BEEN ENTITLED TO RECEIVE UPON REDEMPTION, YOU WILL RECEIVE EITHER A WHOLE SHARE ROUNDED UP TO THE NEAREST WHOLE SHARE OR CASH, WITHOUT INTEREST, BASED ON THE FAIR MARKET VALUE OF ALL FRACTIONAL SHARES AS REASONABLY DETERMINED BY THE COMPANY IN GOOD FAITH.

FAILURE TO COMPLETE THE SUBSTITUTE FORM W-9 INCLUDED IN THIS REDEMPTION ELECTION FORM MAY SUBJECT YOU TO BACKUP WITHHOLDING.

PLEASE COMPLETE, SIGN AND MAIL OR DELIVER THIS REDEMPTION ELECTION FORM TO THE EXCHANGE AGENT:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By Hand or Overnight Delivery:

Continental Stock Transfer & Trust Company

1 State Street – 30th Floor

New York, New York 10004

If you have questions or need assistance, please contact:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Individuals call toll-free: (800) 662-5200

Banks and brokerages, please call: (203) 658-9400

Email: PMVC.info@investor.morrowsodali.com

IF YOU INTEND TO ELECT THE STOCK ELECTION, PLEASE NOTE THAT THE ELECTION DEADLINE FOR THE STOCK ELECTION IS 5:00 P.M., EASTERN TIME, ON DECEMBER 19, 2022. THIS REDEMPTION ELECTION FORM MUST BE COMPLETED, SIGNED AND RECEIVED BY THE EXCHANGE AGENT NO LATER THAN THIS TIME.

By checking the box below, subject to the terms and conditions set forth in the Charter, the undersigned hereby elects to receive unrestricted shares of the Company’s Class C Common Stock on a one share for one share basis, plus a pro rata share of the restricted shares of Class C Common Stock held in the Company’s IPO Trust Account as consideration for the redemption of the undersigned’s shares of Class A Common Stock. Capitalized terms not defined in this Redemption Election Form shall have the meanings set forth in the Charter.

(Please check box below to indicate your election to receive Class C Common Stock.)

☐	Stock Election – Election to receive unrestricted shares of Class C Common Stock and restricted shares of Class C Common Stock upon redemption of the Class A Common Stock that I own in accordance with the terms of the Charter.

Under the terms of the Charter, by making the Stock Election, the undersigned understands that it will receive (1) unrestricted shares of Class C Common Stock newly issued on a one share for one share basis and (2) restricted shares of Class C Common Stock transferred from the IPO Trust Account representing a pro rata share of such shares calculated by dividing the number of IPO Shares redeemed from such holder by the total number of IPO Shares redeemed from all holders of Class A Common Stock that elect the Stock Election.

Under the terms of the Charter, the undersigned understands that it will automatically receive its pro rata share of the cash held in the Company’s IPO Trust Account if the undersigned does not return the Redemption Election Form by the Election Deadline or if the Redemption Election Form is returned by the undersigned without a check mark in the box above to indicate the Stock Election.

The undersigned represents that the undersigned has full authority to submit this Redemption Election Form.

Please evidence the shares of Class C Common Stock to be issued/transferred pursuant to the Stock Election in book entry form and any check for cash in lieu of a fractional share interest to be paid in the name shown above to the above address unless instructions are given under “Special Issuance/Payment Instructions” and/or” Special Delivery Instructions” below.

YOU MUST SIGN BELOW

* SIGNATURE(S) REQUIRED *	SIGNATURE(S) GUARANTEED (IF REQUIRED)
Signature(s) of Registered Holder(s) or Agent	SEE INSTRUCTION 9.

Must be signed by the registered holder(s) EXACTLY as name(s) appears on stock certificate(s)/security listing(s). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer for a corporation acting in a fiduciary or representative capacity, or other person, please set forth full title. (SEE INSTRUCTIONS 8 AND 9.)	Unless the shares are tendered by the registered holder(s) of the common stock, or for the account of a member of a Signature Guarantee Program, Stock Exchange Medallion Program or New York Stock Exchange Medallion Signature Program, your signature(s) must be guaranteed by an Eligible Institution. (SEE INSTRUCTION 9.)

Registered Holder	Authorized Signature

Registered Holder	Name of Firm

Telephone number

Email address	Address of Firm (Please Print)

Title, if any

Date:__________________________________	Date:__________________________________

SPECIAL ISSUANCE/PAYMENT INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS

Complete ONLY if the evidence of shares of Class C Common Stock in book entry form is to be issued in a name that differs from the name on the surrendered certificate(s).	Complete ONLY if the evidence of shares of Class C Common Stock in book entry form is to be sent to an address other than the address reflected above.

Issue to:	Mail to:

Name	Name
Address	Address

(Please also complete Substitute Form W-9 on page 6 AND see instructions regarding signature guarantee. SEE INSTRUCTIONS 9, 10 and 11)	(SEE INSTRUCTION 10.)

PLEASE ALSO SIGN AND PROVIDE YOUR TAX ID NUMBER IN SUBSTITUTE FORM W-9 ON PAGE 4 OF THIS DOCUMENT.

YOU DO NOT NEED TO SURRENDER YOUR STOCK CERTIFICATES EVIDENCING THE CLASS A COMMON STOCK CALLED FOR REDEMPTION BY THE COMPANY.

IMPORTANT TAX INFORMATION

Under United States federal income tax law, a non-exempt shareholder of PMV Consumer Acquisition Corp. is required to provide the Exchange Agent, Continental Stock Transfer & Trust Company, with such shareholder’s correct Taxpayer Identification Number (TIN) on the Substitute Form W-9 below. If the shares redeemed are registered in more than one name or are not in the name of the actual owner, consult the enclosed Substitute Form W-9 guidelines for additional guidance on which number to report. FAILURE TO PROVIDE THE INFORMATION ON THE FORM MAY SUBJECT THE SURRENDERING SHAREHOLDER TO 28% FEDERAL INCOME TAX WITHHOLDING ON THE PAYMENT OF ANY CASH. If the Exchange Agent is not provided with a TIN before payment is made, the Exchange Agent will withhold 28% on all payments to such shareholders of any cash due for their shares. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details on which TIN to give the Exchange Agent.

PAYER’S NAME:	Continental Stock Transfer & Trust Company

SUBSTITUTE FORM W-9	Part 1 – PLEASE PROVIDE YOUR TIN ON THE LINE AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN_____________________________ Social Security Number or Employer Identification Number

Department of the Treasury Internal Revenue Service	_____________________________ Name (Please Print) _____________________________ Address _____________________________ City State Zip Code	Part 2 – For Payers (i.e., corporations and certain foreign individuals) exempt from backup withholding, please write “exempt” _____________________________

Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification

Part 3 – CERTIFICATION. UNDER PENALTIES OF PERJURY, I CERTIFY THAT (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, (3) I am a U.S. citizen or other U.S. person, and (4) all other information provided on this form is true, correct and complete.

SIGNATURE _____________________ DATE ______________________

You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

INSTRUCTIONS

(Please read carefully the instructions below)

If you have any questions, please contact INSERT INFORMATION AGENT INFORMATION

1. ELECTION DEADLINE: For any election contained herein to be considered, this Redemption Election Form, properly completed and signed, MUST BE RECEIVED BY THE EXCHANGE AGENT AT THE ADDRESS ON THE FRONT OF THIS REDEMPTION ELECTION FORM NO LATER THAN 5:00 P.M., EASTERN TIME, ON DECEMBER 19, 2022. PMV Consumer Acquisition Corp. (the “Company”) has the discretion, which it may delegate to Continental Stock Transfer & Trust Company (the “Exchange Agent”), to determine whether any Redemption Election Form is received on a timely basis and whether a Redemption Election Form has been properly completed.

2. DESCRIPTION OF SHARES: Insert in the box at the top of this Redemption Election Form the certificate number(s)/security listing number(s) of the Class A Common Stock owned by you that have been called for redemption, the number of shares represented by each certificate, if any, and the name(s) and address(es) of the registered owners of such shares. If the space provided is insufficient, attach a separate sheet listing this information.

3 STOCK ELECTION OPTION: On page 2 of this Redemption Election Form, you may indicate whether you would like to receive, in consideration for the redemption of your shares of Class A Common Stock, unrestricted shares of Class C Common Stock newly issued on a one share for one share basis by the Company and restricted shares of Class C Common Stock transferred from the IPO Trust Account representing a pro rata share of such shares in accordance with the terms and conditions of the Company’s Amended and Restated Certificate of Incorporation. You must affirmatively check the box where indicated to elect the Stock Election. The pro rata share of the shares transferred from the Trust Account will be calculated by dividing the number of IPO Shares redeemed from such holder by the total number of IPO Shares redeemed from all holders of Class A Common Stock that elect the Stock Election.

4. NOMINEES: Any record holder of shares of Class A Common Stock who is a nominee may submit one or more Redemption Election Forms indicating on the form or forms a combination of elections covering up to the aggregate number of shares of Class A Common Stock owned by such record holder. However, upon the request of the Company, such record holders will be required to certify to the satisfaction of the Company that such record holder holds such shares of Class A Common Stock as nominee for the beneficial owners of such shares.

5. REVOCATION OR CHANGE OF REDEMPTION ELECTION FORM: Any Redemption Election Form may be revoked or changed by written notice from the person submitting such form to the Exchange Agent, but to be effective, such notice must be received by the Exchange Agent at or prior to the Election Deadline. The Company will have the discretion, which it may delegate to the Exchange Agent, to determine whether any revocation or change is received on a timely basis and whether any such revocation or change has been properly made.

6. NO SURRENDER OF CERTIFICATE(S) REQUIRED: The shares of Class A Common Stock have been called for redemption by the Company and will be cancelled on December 19, 2022 (the “Redemption Date”) without regard to the surrender of said stock or any action taken by the holders of said stock.

7. METHOD OF DELIVERY: This Redemption Election Form must be delivered to the Exchange Agent. Do not send them to the Company. The method of delivery of certificates and other documents to be delivered to the Exchange Agent at the address set forth on the front of this Redemption Election Form is at the option and risk of the surrendering shareholder. Delivery will be deemed effected, and risk of loss and title to certificates shall pass, only upon proper delivery of such certificates to the Exchange Agent. If the certificate(s) are sent by mail, registered mail with return receipt requested and properly insured is suggested. A return envelope is enclosed.

8. EVIDENCE OF SHARES ISSUED/CHECK ISSUED IN THE SAME NAME: If shares in book entry form representing the Class C Common Stock and any check for cash in lieu of fractional interest are to be issued/transferred in the same name as the shares of Class A Common Stock called for redemption are registered, this Redemption Election Form should be completed and signed exactly as the shares of Class A Common Stock are registered. Signature guarantees are not required if the Redemption Election Form is submitted by the registered owner of such shares who has not completed the section entitled “Special Issuance/Payment Instructions” or are for the account of an Eligible Institution, as defined below. If any of the shares surrendered hereby are owned by two or more joint owners, all such owners must sign this Redemption Election Form exactly as written on the face of the certificate(s) or as registered in book entry. If any shares are registered in different names on several certificates or book entries, it will be necessary to complete, sign and submit as many separate Redemption Election Forms as there are different registrations. Redemption Election Forms executed by trustees, executors, administrators, guardians, officers of corporations, or others acting in a fiduciary capacity who are not identified as such in the registration must be accompanied by proper evidence of the signer’s authority to act.

9. EVIDENCE OF SHARES ISSUED/CHECK ISSUED IN DIFFERENT NAME: If the section entitled “Special Issuance/Payment Instructions” is completed, then signatures on this Redemption Election Form must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents’ Medallion Program (each an “Eligible Institution”).

10. SPECIAL ISSUANCE/PAYMENT AND DELIVERY INSTRUCTIONS: Indicate the name and address in which the shares in book entry form representing Class C Common Stock and any check for cash in lieu of fractional interest are to be issued/transferred if different from the name and/or address of the person(s) signing this Redemption Election Form. The shareholder is required to give the social security number or employer identification number of the record owner of the shares. If Special Issuance/Payment Instructions have been completed, the shareholder named therein will be considered the record owner for this purpose.

11. STOCK TRANSFER TAXES: If any shares of Class C Common Stock are to be evidenced in book entry form or any payment of cash in lieu of fractional interest is to be made in a name other than that of the registered holder(s) of Class A Common Stock called for redemption, it shall be a condition of such issuance and/or payment that the person requesting such exchange either (i) pay to the Exchange Agent in advance any transfer or other taxes required by reason of the issuance or payment to a person other than the registered holder(s), or (ii) establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable.

12. CONSTRUCTION: All questions with respect to this Redemption Election Form raised by holders of Class A Common Stock (including, without limitation, questions relating to the time limits or effectiveness of revocation of any election) will be determined by the Company and/or the Exchange Agent, whose determination shall be conclusive and binding. The Company shall have the right to reject any and all Redemption Election Forms not in the proper form or to waive any irregularities in any such form, although it does not represent that it will do so. The Company and/or the Exchange Agent may, but are not required to, take reasonable action to inform holders of Class A Common Stock of any defects and may take reasonable action to assist such holders to correct any such defects; however, neither the Company nor the Exchange Agent is under any obligation to notify a holder of shares of Class A Common Stock of any defect in a Redemption Election Form.

13. QUESTIONS: If you have any questions or would like to receive additional or multiple copies of this Redemption Election Form, please contact:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902

Individuals call toll-free: (800) 662-5200
Banks and brokerages, please call: (203) 658-9400
Email: PMVC.info@investor.morrowsodali.com

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